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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference of our report dated April 30, 1997 on the consolidated financial statements of Atgen-Holdings, Inc. and Subsidiaries into the Registration Statement on Form S-3 (File No. 333-36127) of American General Hospitality Corporation and to the reference to our firm under the heading "Experts" in the Registration Statement.


New York, New York                       /s/ Pannell Kerr Forster PC
July 10, 1998